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                                    EXHIBIT A

                             JOINT FILING AGREEMENT

                  The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of WRP Corporation dated as of February 4, 1999 is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.


Date:  February 4, 1999                 WHITE ROCK CAPITAL PARTNERS, L.P.


                                        By:  White Rock Capital Management, L.P.
                                             Its General Partner


                                             By:  White Rock Capital, Inc.
                                                  Its General Partner


                                                  By:  /S/ PAULA STOREY
                                                       -------------------------
                                                       Paula Storey
                                                       Attorney-in-Fact


Date:  February 4, 1999                 WHITE ROCK CAPITAL MANAGEMENT. L.P.

                                        By:  White Rock Capital Inc.
                                             Its General Partner


                                             By:  /S/ PAULA STOREY
                                                  ------------------------------
                                                  Paula Storey
                                                  Attorney-in-Fact


Date:  February 4, 1999                 WHITE ROCK CAPITAL, INC.


                                        By:       /S/ PAULA STOREY
                                                  ------------------------------
                                                  Paula Storey
                                                  Attorney-in-Fact

Date:  February 4, 1999                 THOMAS U. BARTON


                                        By:       /S/ PAULA STOREY
                                                  ------------------------------
                                                  Paula Storey
                                                  Attorney-in-Fact


Date:  February 4, 1999                JOSEPH U. BARTON


                                        By:       /S/ PAULA STOREY
                                                  ------------------------------
                                                  Paula Storey
                                                  Attorney-in-Fact